SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ x ]

Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                              PROGINET CORPORATION
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ x ]    No fee required

[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1)    Title of each class of securities to which transaction applies:

         2)    Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)    Proposed maximum aggregate value of transaction:

         5)    Total fee paid:

[    ]   Fee paid previously with preliminary materials.

[    ]   Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         2) Form, Schedule or Registration Statement No.:
         3) Filing Party:
         4) Date Filed:

                              PROGINET CORPORATION
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 25, 2003

To the Stockholders of Proginet Corporation:

         NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders of Proginet Corporation, a Delaware corporation (the "Company"), will be held on Tuesday, November 25, 2003 at 5:00 p.m. local time, at the conference facility of Proginet Corporation, 200 Garden City Plaza, Suite 220, Garden City, New York 11530 for the following purposes:

          1.   To elect five  directors  of the  Company to serve until the next
               Annual  Meeting  of  Stockholders   and  until  their  respective
               successors shall have been duly elected and qualified;

          2. To ratify the appointment of BDO Seidman LLP to serve as the Company's independent certified public accountants for the fiscal year ending July 31, 2004; and

          3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.


         The Board of Directors has fixed the close of business on October 1, 2003 as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. A complete list of the stockholders entitled to vote will be available for inspection by any stockholder during the meeting; in addition, the list will be open for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, at the Company at 200 Garden City Plaza, Garden City, NY 11530.

         Whether or not you expect to be present at the meeting, please promptly mark, sign and date the enclosed proxy and return it in the enclosed pre-addressed envelope to American Stock Transfer & Trust Company, the transfer agent of the Company, located at 59 Maiden Lane, New York, New York 10038.

                                     BY ORDER OF THE BOARD OF DIRECTORS,



                                           Kevin M. Kelly
                                           President and Chief Executive Officer

Garden City, New York
October 2, 2003


THIS IS AN IMPORTANT MEETING AND ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

--------------------------------------------------------------------------------
                                    IMPORTANT
THE RETURN OF YOUR SIGNED PROXY AS PROMPTLY AS POSSIBLE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING. NO POSTAGE IS REQUIRED IF THE PROXY IS RETURNED IN THE ENVELOPE ENCLOSED FOR YOUR CONVENIENCE.
--------------------------------------------------------------------------------

                       2003 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                              PROGINET CORPORATION

                           --------------------------
                                 PROXY STATEMENT
                           --------------------------

         The Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Proginet Corporation, a Delaware corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.001 per share (the "Common Stock"), for use at the Annual Meeting of Stockholders of the Company to be held on November 25, 2003, or at any adjournments or postponements thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting.

         The approximate date that this Proxy Statement and the enclosed proxy are first being sent to stockholders (the "Stockholders") of the Company is October 15, 2003. Stockholders should review the information provided herein in conjunction with the Company's Annual Report to Stockholders for the year ended July 31, 2003, which accompanies this Proxy Statement. The Company's principal executive offices are located at 200 Garden City Plaza, Garden City, New York 11530, and its telephone number is (516) 535-3600. The Company can also be reached on the Internet at www.proginet.com.

                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should you so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the form of proxy and any additional solicitation materials furnished to the Stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. In addition to the solicitation of proxies by mail, proxies may be solicited without extra compensation paid by the Company by directors, officers and employees of the Company by telephone, facsimile or personal interview.

                             PURPOSES OF THE MEETING

         At the Annual Meeting, the Stockholders will consider and vote upon the following matters:

         1. The election of five directors to the Company's Board of Directors to serve until the Company's 2004 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

         2. The ratification of the appointment of BDO Seidman LLP as the independent certified public accountants of the Company for the fiscal year ending July 31, 2004; and

         3. Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted in favor of the election of the nominees for director named below and in favor of ratification of the appointment of independent certified public accountants. In the event a Stockholder specifies a different choice by means of the enclosed proxy, such shares will be voted in accordance with the specification so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on October 1, 2003 as the record date (the "Record Date") for determining Stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 13,148,054 shares of Common Stock, issued and outstanding. Each share of Common Stock outstanding on the Record Date is entitled to one vote at the Annual Meeting on each matter submitted to Stockholders for approval at the Annual Meeting.

         The directors will be elected by the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum exists. The ratification of independent certified public accountants requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum exists. A quorum is established if, at least 34% of the outstanding shares of Common Stock as of the Record Date, are present in person or represented by proxy at the Annual Meeting. Votes will be counted and certified by one or more Inspectors of Election. In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on that particular matter.

         The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

                               SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of October 1, 2003, information with respect to the beneficial ownership of the Company's Common Stock by (i) each Stockholder known by the Company to own more than 5% of the outstanding shares of Common Stock; (ii) each director of the Company; (iii) each executive officer named in the Summary Compensation Table herein titled "Executive Compensation"; and (iv) all current directors and officers of the Company as a group. Unless otherwise noted, each of the Stockholders has sole voting and investment power with respect to the shares beneficially owned by them.

-------------------------------------------------------------------------------------------------------------
   Name and Address of Beneficial        Amount and Nature of                       Percent of Common
             Owner (1)                  Beneficial Ownership (2)                        Stock % (2)
-------------------------------------------------------------------------------------------------------------
John C. Daily                                                314,000 (3)                               2.18%
18 Holly Lane
Rye, NY  10580
-------------------------------------------------------------------------------------------------------------
Dr. E. Kelly Hyslop                                          489,494 (3)                               3.39%
Ard na Gaoithe
Knockeen, Goleen
W.Cork, Ireland
-------------------------------------------------------------------------------------------------------------
William Loscalzo                                                   -                                      -
1 Plantation Drive
Freehold, NJ  07728
-------------------------------------------------------------------------------------------------------------
Stephen Sternbach                                            122,500 (3)                                .85%
11 Phaeton Drive
Melville, NY  11747
-------------------------------------------------------------------------------------------------------------
Kevin M. Kelly                                               846,604 (3)                               5.87%
-------------------------------------------------------------------------------------------------------------
Thomas C. Bauer                                              330,884 (3)                               2.29%
-------------------------------------------------------------------------------------------------------------
Kevin Bohan                                                  323,641 (3)                               2.24%
-------------------------------------------------------------------------------------------------------------
Debra A. DiMaria                                             160,000 (3)                               1.11%
-------------------------------------------------------------------------------------------------------------
Arne H. Johnson                                               92,500 (3)                                .65%
-------------------------------------------------------------------------------------------------------------
All the Officers and                                       2,679,623                                  18.58%
Directors as a Group
(9 persons)
-------------------------------------------------------------------------------------------------------------

(1) Unless otherwise indicated, the address of each beneficial owner is the care of Proginet Corporation, 200 Garden City Plaza, Garden City, New York 11530.

(2) A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date of this proxy statement upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage of ownership is determined by assuming all options, warrants or convertible securities that are held by such person (but not held by any other person) and which are exercisable or convertible within 60 days of this proxy statement have been exercised or converted. The percentage of ownership of all officers and directors as a group assumes a base of 14,430,554, consisting of 13,148,054 shares of common stock outstanding as of October 1, 2003 and 1,282,500 options calculated as described above.

(3) The amount of beneficial ownership includes both common stock held and options owned and exercisable with 60 days after October 1, 2003. The specific number of options for each individual is as follows: John C. Daily
     - 267,059, E. Kelly Hyslop - 165,294, Stephen Sternbach - 110,000, Kevin M. Kelly - 318,765, Thomas C. Bauer, 120,882, Kevin Bohan - 108,000, Debra DiMaria - 100,000, Arne Johnson - 92,500, and all officers and directors as a group 1,282,500.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during the one-year period ended July 31, 2003, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with except; a Form 3 was not timely filed upon Thomas C. Bauer's appointment as Chief Technology Officer in February 2003, which omission was corrected by filing a Form 3 in September 2003.


PROPOSAL 1 - ELECTION OF DIRECTORS; NOMINEES

         At the Annual Meeting, stockholders will elect five (5) directors to serve until the annual meeting of stockholders scheduled to be held in the year 2004 and until their respective successors are elected and qualified. Each of the nominees has advised the Company of his willingness to serve as a director of the Company. In case any nominee should become unavailable for election to the Board of Directors for any reason, the persons named in the Proxies have discretionary authority to vote the Proxies for one or more alternative nominees who will be designated by the Board of Directors.

INFORMATION ABOUT NOMINEES
         The following table sets forth certain information with respect to the nominees for directors of Proginet Corporation.

--------------------------------------------------------------------------------
Name                            Age                Position
--------------------------------------------------------------------------------
John C. Daily (1)(2)            60                 Director, Chairman
--------------------------------------------------------------------------------
Dr. E. Kelly Hyslop (1)(2)(3)   Not Available      Director
--------------------------------------------------------------------------------
William Loscalzo                55                 Director
--------------------------------------------------------------------------------
Stephen Sternbach (1)(2)(3)     48                 Director
--------------------------------------------------------------------------------
Kevin M. Kelly (3)              57                 Director, President and Chief
                                                   Executive Officer
--------------------------------------------------------------------------------

(1)  Member of the Audit Committee of the Board of Directors.
(2)  Member of the Compensation Committee of the Board of Directors.
(3)  Member of the Nominating Committee of the Board of Directors.

         John C. Daily has been Chairman of the Board since December 1998 and a Director of the Company since 1993. He has been Managing Director and Principal of Christian & Timbers, an executive search firm, since May 1997. Mr. Daily also served as Senior Vice President of Handy HRM, an executive search firm, from 1995 to May 1997; and President and Chief Executive Officer of Image Business Systems, a software development company, from June 1994 to December 1994. Mr. Daily was also CEO of Systems Center, an enterprise software company that was acquired by Sterling Software, and before that he held a series of executive positions at IBM over a 20-year career.

         Dr. E. Kelly Hyslop has been a Director of the Company since September 1996. He practiced as a medical doctor from 1969 through 1995 and has now retired. He has been involved with many public and private emerging growth companies as a strategic and financial advisor. He is currently Chief Executive Officer of various companies in Gibraltar.

         William Loscalzo, CPA, has been a Director of the Company since September 2003. Since 1992, Mr. Loscalzo served as the managing member in Loscalzo & Company, LLC, a firm specializing in audit, tax and consulting services for both private and publicly held companies. From 1997-1991, Mr. Loscalzo served in the management of various real estate and construction entities and previously, spent seven years with Artur Andersen & Co. Mr. Loscalzo is a member of the American Institute of Certified Public Accountants (AICPA), the New York Society of CPAs and the New Jersey Society of CPAs and is currently serving on the New Jersey Society of CPA's Accounting and Auditing Standards Committee. He received a Bachelor of Science in accounting from Fordham University and a Masters of Business Administration in taxation from Baruch College.

         Stephen Sternbach has been a Director of the Company since November 1999. Mr. Sternbach has been the President, Chief Executive Officer and a director of Star Multi Care Services, Inc., a health care provider based on Long Island, since 1986. Star Multi Care is publicly traded on the OTC- Bulletin Board under the symbol SMCS.

         Kevin M. Kelly is the President and Chief Executive Officer of the Company. Mr. Kelly became President of the Company in June 1994, and had previously served as an outside director for 2 years. From 1992 to June 1994, Mr. Kelly served as Chief Operating Officer of CDC Systems, where he managed an armored car company of over 1500 employees. He was also Senior Vice President of Nationar Bank in New York from 1984 to 1992, a correspondent commercial bank, and previously he was Division Executive and Vice President of Chase Manhattan Bank, a global banking organization. Mr. Kelly holds a Bachelor of Science degree in Mathematics from Iona College.

INFORMATION ABOUT NON-DIRECTOR EXECUTIVE OFFICERS

         The following table sets forth certain information with respect to the non-director executive officers of the Company (as of October 1, 2003):

--------------------------------------------------------------------------------
Thomas C. Bauer           47                  Chief Technology Officer
--------------------------------------------------------------------------------
Kevin Bohan               34                  Chief Information Officer
--------------------------------------------------------------------------------
Debra DiMaria             41                  Chief Financial Officer, Corporate
                                              Secretary
--------------------------------------------------------------------------------
Arne H. Johnson           54                  Senior Vice President of Strategic
                                              Planning, Product Management and
                                              Marketing
--------------------------------------------------------------------------------

         Thomas C. Bauer has served as Chief Technology Officer since February 2003. He is the chief developer of the Xcom file transfer software, Fusion FMS, SecurPass, CyberFusion and SIFT software. From 1985 through 2003, Mr. Bauer served as the Company's Software Development Manager. Mr. Bauer graduated Magna Cum Laude from Adelphi University in 1978 with a Bachelors of Business Administration.

         Kevin Bohan has served as Chief Information Officer of the Company since February 2003. He joined the Company in 1989 as a Network Engineer, and became manager of Customer Support in 1994. He was named Vice President of Sales and Customer Support in 1998 and served as such through September 2001. In September 2001, Mr. Bohan was named Chief Technology Officer and in February 2003 was appointed Chief Information Officer. Previously, Mr. Bohan served on the Board of Directors of OSINET Corporation; a non-profit standard based software association, and has served as Chairman of the North American Open System Implementers Workshop at the United States National Institute of Standards and Technology. His standards work included work on directory services. Mr. Bohan holds a Bachelor of Arts degree in Accounting from Iona College. Kevin Bohan is Kevin M. Kelly's nephew.

         Debra DiMaria has served as Chief Financial Officer and Corporate Secretary of the Company since December 2000. Before coming to Proginet, Ms. DiMaria spent fifteen years with Grant Thornton LLP, an international accounting and consulting firm. A 1985 graduate of St. John's University with a degree in Accounting, Ms. DiMaria earned the professional title of CPA in New York State in 1990. She is a member of the New York State Society of CPAs and the American Institute of CPAs.

         Arne H. Johnson was appointed Senior Vice President of Strategic Planning, Product management and Marketing in November 2002. Previously, Mr. Johnson had served as Vice President of Strategic Planning, Indirect Channels and Systems Engineering of the Company since January 2001. He was also the Company's Vice President of Development from June 1997 to January 2001. From 1992 to June 1997, he served as President of Huntington Consulting Group, a software consulting company, where his clients included J.P. Morgan Investment Management. Mr. Johnson also served as Senior Vice President and Vice President of Nationar Bank, a correspondent commercial bank from 1985 to 1992, and as Vice President of Chase Manhattan Bank, a global banking organization, from 1978 to 1985. Mr. Johnson holds a Bachelors degree in Systems Engineering from Polytechnic Institute of New York and a Masters of Business Administration degree from Pace University.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the fiscal year ended July 31, 2003, the Board of Directors held seven (7) meetings. During such year, no director attended fewer than 75 percent of the aggregate of (i) the total number of meetings of the Board of Directors held during the period he served on the Board of Directors, and (ii) the total number of meetings of committees of the Board of Directors held during the period he served on such committees.

         The Compensation Committee, which during fiscal year 2003 was comprised of Mr. Sternbach, Mr. Daily and Dr. Hyslop, has authority over the salaries, bonuses and other compensation arrangements of the executive officers of the Company, and it also has the authority to examine, administer and make recommendations to the Board of Directors with respect to benefit plans and arrangements of the Company. The Compensation Committee met twice during fiscal 2003.

         The Audit  Committee  was  comprised of Mr.  Daily,  Dr. Hyslop and Mr.
Sternbach during fiscal year 2003, all of whom meet the independence requirements for audit committee members under the listing standards of the NASDAQ National Market.

         The Audit Committee's function is to nominate independent certified public accountants, subject to approval by the Board of Directors, and to examine and consider matters related to the audit of the Company's accounts, the financial affairs and accounts of the Company, the scope of the independent certified public accountants' engagement and their compensation, the effect on the Company's financial statements of any proposed changes in generally accepted accounting principles, disagreements, if any, between the Company's independent certified public accountants and management, and matters of concern to the independent certified public accountants resulting from the audit. The specific functions and responsibilities of the Audit Committee are set forth in the written charter of the Audit Committee, as amended, which was adopted by the Board of Directors on May 28, 2003. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval. A report of the Audit Committee appears under the caption "Audit Committee Report," below. The Audit Committee met five times during fiscal 2003. A copy of the Audit Committee Charter, as amended, is filed as an exhibit to this Proxy Statement.

         The Nominating Committee was composed of Dr. Hyslop, Mr. Kelly and Mr. Sternbach during fiscal year 2003. The Nominating Committee's function is to propose the slate of nominees of directors to be elected by the Stockholders (and any directors to be elected by the Board to fill vacancies), and to recommend to the Board of Directors, the directors to be selected for membership on the various board committees. The Nominating Committee did not meet during fiscal 2003.

AUDIT COMMITTEE REPORT

         Management has the primary responsibility for the Company's financial reporting process, including its financial statements, while the Board is responsible for overseeing the Company's accounting, auditing and financial reporting practices and the Company's independent certified public accountants have the responsibility for the examination of the Company's annual financial statements, expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States and issuing a report thereon. In assisting the Board in fulfilling its oversight responsibility with respect to the Company's year ended July 31, 2003, the Audit
Committee:

    o reviewed and discussed the audited financial statements for the fiscal year ended July 31, 2003 with management and BDO Seidman LLP ("BDO"), the Company's independent certified public accountants;

    o discussed with BDO the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

    o received the written disclosures and the letter from BDO regarding its independence as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee also discussed BDO's independence with BDO and considered whether the provision of non-audit services rendered by BDO was compatible with maintaining its independence under Securities and Exchange Commission rules governing the independence of a company's outside auditors (see Proposal 2 below).

         Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements for the fiscal year ended July 31, 2003 be included in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for that year.

                                            Respectfully,

                                            John C. Daily
                                            Dr. E. Kelly Hyslop
                                            Stephen Sternbach

EXECUTIVE COMPENSATION

         The following table sets forth, for the fiscal years ended July 31, 2003, 2002, and 2001, information concerning total compensation paid to our chief executive officer and each of the other executive officers who received in excess of $100,000 for services rendered during the fiscal year ended July 31, 2003, in all capacities to the Company (the "Named Executive Officers"). In accordance with the rules of the SEC, the compensation described in this table does not include perquisites and other personal benefits totaling less than 10% of the total salary and bonus reported. The columns for "Other Annual Compensation" and "All Other Compensation" have been omitted because there is no such compensation required to be reported.

--------------------------------------------------------------------------------------------------------------
                                              Annual Compensation                           Long - Term
                                                                                            Compensation
--------------------------------------------------------------------------------------------------------------
                                                     $(US)                                     Awards
--------------------------------------------------------------------------------------------------------------

Name and Principal
Position                             FY                  Salary $             Bonus $         Options Granted
--------------------------------------------------------------------------------------------------------------
Kevin M. Kelly                       03                   215,000                   -                       -
Chief Executive Officer              02                   200,000              15,000                  50,000
and President                        01                   200,000              30,000                       -
--------------------------------------------------------------------------------------------------------------
Thomas C. Bauer                      03                   150,000                   -                       -
Chief Technology Officer             02                   146,250                   -                       -
                                     01                   140,417               5,000                       -
--------------------------------------------------------------------------------------------------------------
Kevin Bohan                          03                   109,250    (1)        2,510                       -
Chief Information Officer            02                    88,000    (1)       30,275                  30,000
                                     01                    81,333    (1)       18,534                   8,000
--------------------------------------------------------------------------------------------------------------
Debra A. DiMaria                     03                   150,437                   -                       -
Chief Financial Officer              02                   145,000               7,500                  25,000
                                     01                    96,201    (2)            -                  75,000
--------------------------------------------------------------------------------------------------------------
Arne Johnson                         03                   154,166                   -                       -
Vice President of                    02                   145,000               6,000                  30,000
Strategic Planning,                  01                   145,000               5,000                  50,000
Product Management and
Marketing
--------------------------------------------------------------------------------------------------------------

     (1) Commission earned on sales achieved for domestic sales license revenue

     (2) Reflects payment of salary to Ms. DiMaria from December 11, 2000 upon commencement of her employment with the Company through July 31, 2001.

STOCK OPTIONS

         There were no stock option grants or stock appreciation rights granted to the Named Executive Officers during fiscal year 2003.

The following table provides information with respect to the number of outstanding stock options held by each of the Named Executive Officers as of July 31, 2003.

-----------------------------------------------------------------------------------------------------------------------
                                 Number of Securities Underlying                Value of Unexercised In The Money
                                  Unexercised Options at Fiscal                   Options at Fiscal Year End (1)
                                             Year End
-----------------------------------------------------------------------------------------------------------------------
Name of Executive Officer       Exercisable           Unexercisable            Exercisable           Unexercisable
-----------------------------------------------------------------------------------------------------------------------
Kevin M. Kelly                           318,765                       -                $12,000                      -
-----------------------------------------------------------------------------------------------------------------------
Thomas C. Bauer                          120,882                       -                      -                      -
-----------------------------------------------------------------------------------------------------------------------
Kevin Bohan                              108,000                       -                $ 8,400                      -
-----------------------------------------------------------------------------------------------------------------------
Debra DiMaria                            100,000                       -                $ 6,000                      -
-----------------------------------------------------------------------------------------------------------------------
Arne H. Johnson                           92,500                       -                $ 7,200                      -
-----------------------------------------------------------------------------------------------------------------------

(1) Represents the fair market value of one share of our common stock at July 31, 2003, minus the exercise price.

There were no stock options exercised by any of the Named Executive Officers for the fiscal year ending July 31, 2003.

DIRECTOR COMPENSATION

         Effective November 19, 2002, the Company compensates its non-employee directors $2,000 each per fiscal quarter. The Company also compensates directors for reasonable expenses incurred in attending meetings of the Board of Directors.

MANAGEMENT CONTRACTS AND CHANGE-IN-CONTROL AGREEMENTS

         The Company has entered into "management agreements" with each of the Named Executive Officers, if a change of control in the Company occurs, these agreements provide:

          o A lump sum payment equal to the present value of the aggregate of the executive's base compensation (equal to the highest rate of base compensation in effect during the three-year period immediately preceding the termination) for a six month period (Kevin M. Kelly - eighteen month period) following the termination and the aggregate amount of annual bonuses (equal to the highest aggregate amount of such bonuses that the executive received in any one of the three years preceding the termination) that the executive would have received for the six month period (Kevin M. Kelly - eighteen month period) following the termination.
          o Continuation at the Company's expense of all benefits to which the executive was entitled prior to termination for a period of six months (Kevin M. Kelly - eighteen months).

There are no other Management Contracts or Change in Control Agreements for any of the executives or employees of the Company.



THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

                                   PROPOSAL 2
                                   ----------

                    RATIFICATION AND APPROVAL OF APPOINTMENT
                   OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Board of Directors has appointed BDO Seidman LLP, as the independent certified public accountants of the Company for the fiscal year ending July 31, 2004, subject to ratification by the Stockholders. The firm of BDO Seidman LLP has audited the books of the Company since fiscal year 2003. Previously, Grant Thornton LLP had audited the books of the Company since fiscal year 2000. A representative of BDO Seidman LLP is expected to be present at the Annual Meeting to respond to questions from Stockholders and to make a statement if such representative desires to do so. We do not expect a representative from Grant Thornton LLP to be present.


ENGAGEMENT OF NEW INDEPENDENT ACCOUNTANTS

         On July 14, 2003, Proginet engaged BDO Seidman LLP as its new independent public accountants and dismissed Grant Thornton LLP. The decision to change accountants was recommended and approved by the Audit Committee of Proginet's Board of Directors. The reports of Grant Thornton LLP for the years ended July 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During fiscal 2002 and 2001, and during the period from August 1, 2002 to July 14, 2003, there were no disagreements with Grant Thornton LLP on accounting principles or practices, financial statement disclosures, or auditing scope or procedure which, if not resolved to the satisfaction of Grant Thornton LLP would have caused Grant Thornton LLP to make reference to the subject matter of the disagreement in connection with their report.

         During the two most recent fiscal years and the subsequent interim period preceding the engagement of BDO Seidman LLP, neither Proginet, nor anyone on its behalf, consulted BDO Seidman LLP regarding: (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on Proginet's financial statements, which consultation resulted in the providing of a written report or oral advice concerning the same to Proginet that BDO Seidman LLP concluded was a important factor considered by Proginet in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Rule 304(a)(1)(iv) of Regulation S-B promulgated under the Securities Act of 1933, as amended) or a reportable event.

AUDIT FEES

         The aggregate fees billed for the professional services rendered by (i) BDO Seidman LLP for the audit of Proginet's annual financial statements for fiscal year 2003 totaled $55,000 and (ii) Grant Thornton LLP for the review of Proginet's quarterly financial statements included in its Forms 10-QSB for fiscal year 2003 totaled $35,055.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         Proginet did not incur any professional services fees in connection with information systems design and implementation during the 2003 fiscal year.

ALL OTHER FEES

          The aggregate fees billed for all other non-audit services rendered in fiscal year 2003 by Grant Thornton LLP, other than the services covered in the paragraph above titled Audit Fees, totaled $11,200 for services related to federal and state income tax filings. No other non-audit services fees were billed by BDO Seidman LLP in fiscal year 2003.

WORK PERFORMED BY PRINCIPAL ACCOUNTANT'S FULL TIME PERMANENT EMPLOYEES

         The audit of Proginet's financial statements for fiscal year ended July 31, 2003 was performed by full time, permanent employees and partners of BDO Seidman LLP.

VOTE REQUIRED

         Ratification of the appointment of BDO Seidman LLP as the independent certified public accountants of the Company requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote on this proposal.

         THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                                  MISCELLANEOUS
OTHER MATTERS

         The Board of Directors does not intend to bring before the Annual Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Annual Meeting. If, however, any other matters should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

INFORMATION CONCERNING STOCKHOLDER PROPOSALS

         Any stockholder proposal intended to be presented at the 2004 Annual Meeting of Stockholders must be received by the Company not later than June 17, 2004 for inclusion in the Company's proxy statement and form of proxy card for that meeting. Notices of stockholder proposals relating to proposals to be presented at the meeting but not included in the Company's proxy statement and form of proxy, will be considered untimely, and thus the Company's proxy may confer discretionary authority on the persons named in the proxy with regard to such proposals, if received after August 31, 2004.

FORM 10-KSB

         Included with this Proxy Statement is the Company's 2003 Annual Report which contains the Company's Form 10-KSB for the fiscal year ended July 31, 2003. The exhibits to the Annual Report on Form 10-KSB for the fiscal year ended July 31, 2003 may be obtained by any stockholder without charge upon written request to the Corporate Secretary, at the Company's principal offices, 200 Garden City Plaza, Garden City, NY 11530. The Company's filings can also be found at http://www.sec.gov.

                                    By Order of the Board of Directors


                                    John C. Daily
                                    Chairman

Garden City, New York
October 2, 2003